Exhibit 32.1

BRAND ENGAGEMENT NETWORK INC.

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Brand Engagement Network Inc. (the “Company”) for the period ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

By:	/s/ Tyler Luck
Tyler Luck
Acting Chief Executive Officer
(Principal Executive Officer)

Date:	May 15, 2026